UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 21, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486
333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A
333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into Material Definitive Agreements

On November 21, 2004, J. Crew Operating Corp. (“Operating”), as borrower, and certain subsidiaries of Operating, as guarantors, have entered into a new Senior Subordinated Loan Agreement (the “Loan Agreement”) with entities managed by Black Canyon Capital LLC and Canyon Capital Advisors LLC (together, “Black Canyon”), as lenders, and U.S Bank National Association (“USBNA”), as administrative agent.

The total amount of term loans (“Term Loans”) to be made available by the lenders under the Loan Agreement on the Closing Date (as defined below) is $275,000,000.  The closing and the funding of the loan commitments are subject to certain conditions precedent and are expected to occur on or about December 23, 2004 (the “Closing Date”).  The Term Loans will bear interest initially at a rate equal to 9.75% per annum and will mature on the tenth anniversary of the Closing Date.  Upon the occurence of certain events, the Term Loans will be exchanged for new 9 3/4% Senior Subordinated Notes due 2014 (the “Notes”).  The Notes will be issued by Operating and guaranteed by J.Crew Intermediate LLC ("Intermediate") and certain subsidiaries of Operating under an indenture to be executed by Operating, the guarantors and USBNA, as trustee (the “Indenture” and, together with the Loan Agreement, the “Black Canyon Documents”).

Pursuant to the Black Canyon Documents, the Term Loans and the Notes will be secured by assets of Operating and certain subsidiaries of Operating (and Intermediate upon the issuance of the Notes), as detailed in a Security Agreement by and among Operating, Intermediate and certain subsidiaries of Operating, as grantors, and USBNA, as collateral agent, dated as of November 21, 2004.  The 16% Senior Discount Contingent Principal Notes due 2008 issued by Intermediate (the "Senior Discount Contingent Principal Notes") that will remain outstanding after the Closing Date will also be secured on an equal and ratable basis with the Term Loans and the Notes under the Security Agreement.  (See Item 8.01 below).  The Security Agreement will be effective upon the closing of the Loan Agreement.  The security interest granted under the Security Agreement will be junior in priority to that securing certain first-lien obligations, including the obligations under the Existing Secured Facility (defined below).

On November 21, 2004, to permit the proposed financing under the Black Canyon Documents, J. Crew Group, Inc. (the “Parent”), Operating, Intermediate and certain subsidiaries of Operating, Congress Financial Corporation, as agent and as lender, and certain other lenders party thereto entered into an Amendment No. 3 to the Loan and Security Agreement, dated December 23, 2002 (the “Existing Secured Facility”), among Operating and certain subsidiaries thereof, as borrowers, the Parent and certain subsidiaries thereof, as guarantors, Wachovia Bank, National Association, as arranger, Congress Financial Corporation, as administrative Agent and collateral agent, and the lenders thereto.

On November 21, 2004, Operating, Intermediate and certain subsidiaries of Operating, Congress Financial Corporation, as senior credit agent, and USBNA, as collateral agent, entered into an Intercreditor Agreement to detail the relative rights and obligations of the Congress Financial Corporation, as senior credit agent and USBNA, as collateral agent.  The Intercreditor Agreement will be effective upon the closing of the Loan Agreement.

On November 21, 2004, TPG-MD Investment LLC, Parent, Operating and certain subsidiaries of Operating entered into an Amendment No. 1 to the Credit Agreement, dated as of February 4, 2003, by and among TPG-MD Investment LLC, Parent, Operating and certain subsidiaries of Operating.  Pursuant to Amendment No. 1, TPG-MD Investment LLC agreed to subordinate a portion of its term loans under the TPG-MD Credit Agreement to the indebtedness to be incurred under the Black Canyon Documents.

The proceeds of the loans to be incurred under the Loan Agreement will be used to redeem in full Operating’s outstanding 10 3/8% Senior Subordinated Notes due 2007 and redeem in part Intermediate’s 16% Senior Discount Contingent Principal Notes due 2008.  (See Item 8.01 below).

Item 8.01.              Other Events.

On November 23, 2004, USBNA, the successor in interest to State Street Bank and Trust Company and on behalf of Operating, issued a redemption notice, announcing that Operating will redeem in full the outstanding 10 3/8% Senior Subordinated Notes due 2007 issued under the Indenture dated as of October 17, 1997 among Operating, as issuer, the guarantors named therein and State Street Bank and Trust Company, as trustee.  The redemption price is equal to 101.729% of the aggregate principal amount of the outstanding Senior Subordinated Notes to be redeemed, together with accrued and unpaid interest to the redemption date ($1,036.89 per $1,000 in principal amount of the Senior Subordinated Notes).  The redemption date is December 23, 2004.

On November 23, 2004, USBNA, on behalf of Intermediate, issued a redemption notice, announcing that Intermediate will redeem in part the outstanding Senior Discount Contingent Principal Notes issued under the Indenture dated as of May 6, 2003 between Intermediate, as issuer, and USBNA, as trustee.  The aggregate principal amount at maturity of the Senior Discount Contingent Principal Notes that will be redeemed on the redemption date is $143,377,684.83.  The redemption price is equal to 107.5% of the accreted value of such Senior Discount Contingent Principal Notes to be redeemed as of the redemption date ($937.21 per $1,000 in principal amount at maturity of the Senior Discount Contingent Principal Notes).  The redemption date is December 23, 2004.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits (all Exhibits are filed electronically)

99.1	Redemption Notice for the Senior Subordinated Notes.
99.2	Redemption Notice for the Senior Discount Contingent Principal Notes.

The information in this Current Report is being furnished under Items 1.01 and 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the current expectations or beliefs of Parent, Operating and Intermediate (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations.  Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K.  The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

By	/s/ Amanda J. Bokman
Name: Amanda J. Bokman
Title: Chief Financial Officer

Date:       November 23, 2004